2011 Second-Quarter Earnings Results July 21, 2011 Exhibit 99.3

Introduction
Unless otherwise stated, we will be talking about results for the second-quarter 2011 and comparing them with the same period in
2010
References to PMI volumes refer to PMI shipment data, unless otherwise stated
Industry volume and market shares are the latest data available from a number of internal and external sources
Organic volume refers to volume excluding acquisitions
Net revenues exclude excise taxes
OCI stands for Operating Companies Income, which is defined as operating income before general corporate expenses and the
amortization of intangibles. OCI growth rates are on an adjusted basis, which excludes asset impairment, exit and other costs
Data tables showing adjustments to net revenues and OCI for
currency, acquisitions, asset impairment, exit and other costs, free cash flow calculations, adjustments to EPS, and reconciliations to
U.S. GAAP measures are at the end of today’s web cast slides and are posted on our web site

Forward-Looking and Cautionary Statements
This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under Item 1A. “Risk Factors” in PMI’s Form 10-Q for the quarter ended March 31, 2011, filed with the Securities and Exchange
Commission

Second-Quarter 2011 Results
Very strong financial performance:
Key drivers:
Excellent results in the Asia Region, led by Indonesia, Japan,
Korea and the Philippines
Higher prices in a wide range of markets
Q2, 2011 Results
(a)
Organic Cigarette Volume +0.1%
Net Revenues                  +10.1%
Adjusted OCI +16.5%
Adjusted Diluted EPS +21.0%
(a) All financial growth rates exclude currency. Net revenues and OCI growth rates also exclude acquisitions
Source: PMI Financials

Pricing Variance
Pricing remains the key
driver of our increased
profitability
During the last three
months, PMI implemented
or announced price
increases in numerous
markets
Pricing situation in Spain
improved in July
Source: PMI Financials
($ mio)
790
1,070
Q2
Q1
449
453
341
617
0
600
1,200
2010 2011

6 PMI Market Share Developments (%) Top 30 PMI OCI Markets Source: PMI Financials and estimates 36.2 38.5 30 35 40 Q2, 2010 Q2, 2011

Marlboro
Market Share Developments
Market Shares
Q2, 2010 Q2, 2011
Variance
EU 18.1% 18.1% - pp
EEMA 6.3 6.9 0.6
Asia
(a)
6.0 6.7 0.7
LA&C 13.6 13.7 0.1
Total
(a)(b)
8.9 9.3 0.4
(a) Excluding PRC
(b) Also excluding the USA
Source: PMI estimates

L&M
Market Share Developments
Market Share Increases
Q2, 2011 vs. Q2, 2010
(pp)
Turkey
(a)
Netherlands Germany Poland Slovakia Egypt
4.3
1.6
0.8
1.0
0.8
0.4
(a) QTD May
Source: A.C. Nielsen and PMI estimates
0
5

2011 EPS Guidance
Reported diluted EPS guidance for 2011 is being raised
by a further 15 cents to $4.70 to $4.80
Ten cents of the increase are attributable to
improvements in the business, largely Japan
Five cents relate to a more favorable currency outlook at
prevailing exchange rates
Compared to our adjusted diluted EPS of $3.87 in 2010,
this corresponds to a growth rate of approximately 21.5 to
24% at prevailing exchange rates, and approximately
15% to 17.5% excluding currency
Source: PMI forecasts

PMI Results by Region
Asia
(a) Eastern Europe, Middle East & Africa Region
Source: PMI Financials
H1, 2011 Net Revenues:
$15.1 billion
H1, 2011 Adjusted OCI:
$6.9 billion
EEMA
(a)
EU
Latin America
& Canada
Latin America
& Canada
Asia
EU
EEMA
(a)
24%
35%
30%
11%
23%
36%
33%
8%

Japan
Source: PMI Financials and Tobacco Institute of Japan
Total PMI
PMI shipments to Japan
reached 19.5 billion units
in Q2, 2011, up 1.9 billion,
or 11.0%
Second half impact subject
to complex interaction of
multiple factors
New base for industry
volume and PMI share will
not be clear until Q4, 2011,
at the earliest
Other
Lark
Marlboro
24.3
42.0
2010 2011
(%)
PMI Market Share
10.8
16.4
6.7
14.4
11.2
6.8
0
50
Q2 Q2

Indonesia
Strong economy and
relatively soft Q2, 2010,
drove industry volume up
13.9% in Q2, 2011
PMI volume up 20.7% to
22.6 billion units in the
same period
Strong profitability growth
in Asia’s second largest
market after China
Source: PMI estimates and PMI Financials
2010 2011
Other
Marlboro
Dji Sam Soe
Sampoerna A
28.6
30.2
(%)
PMI Market Share
Total PMI
11.7
11.8
7.3
7.3
4.2
4.5
0
30
Q2 Q2

Korea
Strong volume and share
growth momentum
continued, driven by
Marlboro and Parliament
Innovative Marlboro
menthol line extensions
contributed 1.0 share
points in Q2, 2011
PMI seeking to secure
excise tax reform
Source: PMI Financials and Hankook Research
(%)
2010 2011
Other
Parliament
Marlboro
16.6
19.9 Total PMI
PMI Market Share
6.8
8.6
5.5
6.7
0
20
Q2 Q2

EEMA Region
PMI’s organic volume declined by 3.4% due primarily to
Ukraine
Full-year Regional volume expected to be stable
Net revenues and adjusted OCI, excluding currency and
acquisitions, were up 3.6% and 4.8%, respectively in Q2
Profitability improvement driven by:
Increased volumes in Turkey and North Africa, and
Higher prices across the Region, most notably in Russia,
partly offset by
Lower volumes in Eastern Europe, and
Increased investments in business building initiatives in Russia
Source: PMI Financials

PHILIP MORRIS
INTERNATIONAL

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Russia
Investments to support strong
performance of Parliament,
Chesterfield
and Bond Street,
and address Marlboro
issues
Market share down 0.1pp QTD
May, 2011, to 25.4%
PMI price increase announced
earlier this month
Limited consumer uptrading and
expected overall market decline
of  2-3% this year, in line with
2010
Russian Government has
approved new road map for
excise taxes
Source: A.C. Nielsen, PMI estimates and Russian Ministry of Finance

Ukraine
Estimated industry volume
decline of 15% distorted by
trade loading in Q2, 2010
Total market expected to
stabilize during second half
PMI share down 3.5pp to
32.1% in the second quarter,
due to under-representation in
super-low segment. Issue
being addressed through
more attractive pricing of
Bond Street
Market shares of Parliament
and Marlboro are growing
Source: PMI estimates and A.C. Nielsen
(%)
2010 2011
Industry Price Segments
Premium
Mid/Low
2010
Super-
Low
44.9
45.7
46.5
42.1 40.5
39.5
13.8 14.0
13.0
0
100
H1 H2 H1

Turkey
Total market has stabilized
PMI volume up 12.1% in Q2,
2011
PMI reached a market share
of 44.6% in QTD May, 2011,
up 3.8pp
PMI share improvement in
all three price segments, led
by Parliament, Muratti
and
L&M
(%)
2010 2011
Total
PMI
Premium
Mid
Low
40.8
44.6
PMI Market Share
(a) QTD May
Source: PMI estimates, PMI Financials and A.C. Nielsen
(a)
19.0
21.4
5.8
6.2
17.0
16.0
0
45
Q2 Q3 Q4 Q1 Q2

EU Region
Despite the issues that continued to impact Spain and to
a lesser extent Greece, the results in the second quarter
were more positive:
- Industry volume declined by a modest 1.7%
- PMI volume was 3.1% lower due to Greece, Poland and Spain
-
further 0.3pp to 6.6%
- Net revenues and adjusted OCI were up 0.7% and 2.3%,
respectively, excluding currency and acquisitions
Source: PMI estimates and PMI Financials
Marlboro’s
Regional share was stable at 18.1% and
L&M
grew a

Cigarettes
Fine cut
Germany
Total industry volumes of
cigarettes and fine cut have
increased this year
PMI cigarette and fine cut
market shares are growing
Very strong performance of
L&M
Unit margin-enhancing price
increases implemented
Continued growth of “maxi”
pack segment
(a)  Big packs (22-25 cigs) and Maxi packs (26+ cigs)
Source: PMI estimates
(%)
2011 2010
PMI Market Share
2011
(%)
Big and Maxi Packs
(a)
SoM
Maxi
Big
35.6
35.9
14.4
14.8
2009 2010
36.4
40.5
40.2
5.2
7.1
10.0
0
50
FY FY H1
0
40
H1 H1

Spain
Source: PMI estimates
(%)
2010 2011
PMI Market Share
High unemployment
Cigarette industry contracting at
double-digit rate and consumer
downtrading
Price competition exacerbated in
May/June this year
Recent developments indicate the
situation has improved
BUT
31.2
31.3
31.0
30.4
32.6
31.6
25
35
Q1 Q2 Q3 Q4 Q1 Q2

France and Italy
Industry cigarette volume up
1.8% in France and stable in
Italy during Q2, 2011
Following entry of Marlboro,
PMI became market leader in
fine cut in France in Q2 with a
share of 25.0%, up 5.6pp
High single digit profitability
increases in both markets
PMI has announced a price
increase of €0.10/pack in Italy
Source: PMI estimates
Other
Marlboro
40.8
40.9
(%)
54.1
53.4
2010 2011 2010 2011
France France Italy
PMI Market Shares
Total
PMI
26.3
26.0
23.0
22.7
14.5
14.9
31.1
30.7
0
60
Q2 Q2 Q2 Q2

Greece
Government has increased
Minimum Excise Tax from
75% to 100% of excise tax on
“WAP” (Weighted Average
Price)
Tax pass-on at bottom of the
market (€2.40/20) is almost
€0.50/20
PMI has announced price
increase on L&M
25s from
€3.20 to €3.70 per pack
Price gap reduction should
help spur Marlboro
share
recovery
Source: Greek Ministry of Finance and PMI estimates
2010 2011
Marlboro Market Share
(%)
19.7
19.4
18.7
20.0
19.3
21.7
15
25
Q1 Q2 Q3 Q4 Q1 Q2

Latin America & Canada Region
Regional volume down
4.8%, driven by impact of
tax-driven price increases
in Mexico and timing of
shipments in Brazil
Strong Marlboro
performance
Regional net revenues
grew by 5.8% and
adjusted OCI was up
8.8%, both excluding
currency and acquisitions
Source: PMI Financials and PMI estimates
(%)
2010 2011
Mexico
Marlboro Market Share
Argentina
Marlboro Market Share
(%)
2010 2011
48.2
52.0
45
50
55
Q2 Q2
23.4
24.0
20
25
Q2 Q2

Australia - Plain Packaging
Australian Government appears intent on mandating the
implementation of plain packaging
Plain packaging will result in the illegal confiscation of our very valuable trademarks and branded assets
PMI has served notice of its intention to file an arbitration claim for compensation under the Hong Kong – Australia
Bilateral Investment Treaty

Adjusted OCI Margins
Second-Quarter
2011
(a)
2010 Variance
(a)
EU 48.9% 48.1% 0.8 pp
EEMA 42.1 41.6 0.5
Asia 46.2 39.8 6.4
LA&C 32.5 31.6 0.9
Total 44.6 42.1 2.5
(a) Excluding currency and acquisitions
Source: PMI Financials

Free Cash Flow
(a) Free cash flow equals net cash provided by operating activities less capital expenditures
Source: PMI Financials
Free Cash Flow
(a)
($ million)
+19.4%
Quarterly increase of $402
million, or 12.2%,
excluding currency
Driven mainly by our
excellent business results
For the first half, free cash
flow is up more than $1
billion to nearly $6.2 billion
Currency
3,296
3,934
236
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
Q2, 2010 Q2, 2011

Share Repurchases
During the second quarter, PMI spent $1.5 billion to
purchase a further 22.7 million shares at an average price
of $68.32 per share
Since the March 2008 spin, 17.9% of shares outstanding
at that time have been repurchased
Source: PMI Financials

Summary
Very strong second-quarter results
Adjusted diluted EPS growth of 21.0%, excluding
currency
Outlook is promising, with strong market share and
business momentum
Pricing remains the key driver of profitability, with Spain a special case
Very limited input cost pressures and we expect to
exceed our $250 million annual productivity target
2011 reported diluted EPS guidance raised by another 15
cents to a range of $4.70-$4.80
We continue to use our growing cash flow to generously
reward our shareholders
Source: PMI Financials

Questions & Answers 2011 Second-Quarter Results

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended June 30,
($ in millions)
(Unaudited)
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
8,080 $            5,583 $   2,497 $            187 $       2,310 $                - $          2,310 $            European Union 7,260 $      4,965 $   2,295 $            8.8% 0.7% 0.7%
4,603 2,591 2,012 55 1,957 - 1,957 EEMA 4,125 2,236 1,889 6.5% 3.6% 3.6%
5,146 2,210 2,936 222 2,714 3 2,711 Asia 3,903 1,780 2,123 38.3% 27.8% 27.7%
2,405 1,577 828 30 798 - 798 Latin America & Canada 2,095 1,341 754 9.8% 5.8% 5.8%
20,234 $          11,961 $ 8,273 $            494 $       7,779 $               3 $         7,776 $            PMI Total 17,383 $    10,322 $ 7,061 $            17.2% 10.2% 10.1%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
1,280 $            152 $       1,128 $                (1) $        1,129 $            European Union 1,105 $            15.8% 2.1% 2.2%
835
11 824 -
824 EEMA 786 6.2% 4.8% 4.8%
1,398 145 1,253 1 1,252 Asia 845 65.4% 48.3% 48.2%
268 9 259 - 259 Latin America & Canada 238 12.6% 8.8% 8.8%
3,781 $            317 $       3,464 $               - $          3,464 $            PMI Total 2,974 $            27.1% 16.5% 16.5%
2011 2010
% Change in Reported Operating
Companies Income
2011 2010
% Change in Reported Net Revenues
excluding Excise Taxes

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended June 30,
($ in millions)
(Unaudited)
(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide
Reported
Operating
Companies
Income
Less
Asset
Impairment &
Exit Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset Impairment &
Exit Costs
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
1,280 $            (1) $                    1,281 $         152 $       1,129 $          (1) $                    1,130 $            European Union 1,105 $        - $                                 1,105 $        15.9% 2.2% 2.3%
835 - 835 11 824 - 824 EEMA 786 - 786 6.2% 4.8% 4.8%
1,398 - 1,398 145 1,253 1 1,252 Asia 845 - 845 65.4% 48.3% 48.2%
268 - 268 9 259 - 259 Latin America & Canada 238 - 238 12.6% 8.8% 8.8%
3,781 $            (1) $                    3,782 $         317 $       3,465 $          - $                      3,465 $            PMI Total 2,974 $        - $                                 2,974 $        27.2% 16.5% 16.5%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net Revenues
excluding
Excise Taxes &
Currency (a)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Net Revenues
excluding
Excise Taxes,
Currency &
Acquisitions (a)
Adjusted
Operating
Companies
Income Margin
excluding
Currency &
Acquisitions
Adjusted
Operating
Companies
Income
Net Revenues
excluding Excise
Taxes (a)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income Margin
excluding
Currency &
Acquisitions
1,129 $            2,310 $             48.9% 1,130 $          2,310 $              48.9% European Union 1,105 $        2,295 $                         48.1% 0.8 0.8
824 1,957 42.1% 824 1,957 42.1% EEMA 786 1,889 41.6% 0.5 0.5
1,253 2,714 46.2% 1,252 2,711 46.2% Asia 845 2,123 39.8% 6.4 6.4
259 798 32.5% 259 798 32.5% Latin America & Canada 238 754 31.6% 0.9 0.9
3,465 $            7,779 $             44.5% 3,465 $          7,776 $              44.6% PMI Total 2,974 $        7,061 $                         42.1% 2.4 2.5
% Change in Adjusted Operating
Companies Income
2010
2011 2010
2011

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
For the Quarters Ended June 30,
(Unaudited)
2011 2010 % Change
Reported Diluted EPS 1.35 $                      1.07 $                      26.2%
Adjustments:
Asset impairment and exit costs - -
Tax items (0.01) (0.07)
Adjusted Diluted EPS 1.34 $                      1.00 $                      34.0%
Less:
Currency impact 0.13
Adjusted Diluted EPS, excluding Currency 1.21 $                      1.00 $                      21.0%

For the Quarters Ended For the Six Months Ended
June 30, June 30,
2011 2010 % Change 2011 2010 % Change
Net cash provided by operating activities
(a)
4,120 $                 3,465 $                 18.9% 6,515 $                 5,439 $                 19.8%
Less:
Capital expenditures 186 169 345 319
Free cash flow 3,934 $                 3,296 $                 19.4% 6,170 $                 5,120 $                 20.5%
Less:
Currency impact 236 264
Free cash flow, excluding currency 3,698 $                 3,296 $                 12.2% 5,906 $                 5,120 $                 15.4%
33
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow, excluding Currency
For the Quarters and Six Months Ended June 30,
($ in millions)
(Unaudited)
(a) Operating Cash Flow

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
For the Six Months Ended June 30,
($ in millions)
(Unaudited)
(a) Includes the business combination in the Philippines ($105)
(b) Includes the business combination in the Philippines ($23)
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
14,495 $          9,997 $   4,498 $            81 $         4,417 $                - $          4,417 $            European Union 14,008 $    9,529 $   4,479 $            0.4% (1.4)% (1.4)%
8,274 4,575 3,699 26 3,673 - 3,673 EEMA 7,481 3,846 3,635 1.8% 1.0% 1.0%
9,434 4,175 5,259 350 4,909 108
(a)
4,801 Asia 7,465 3,469 3,996 31.6% 22.8% 20.1%
4,561 2,953 1,608 54 1,554 - 1,554 Latin America & Canada 4,016 2,569 1,447 11.1% 7.4% 7.4%
36,764 $          21,700 $ 15,064 $          511 $       14,553 $             108 $     14,445 $          PMI Total 32,970 $    19,413 $ 13,557 $          11.1% 7.3% 6.6%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
2,286 $            131 $       2,155 $                (1) $        2,156 $            European Union 2,167 $            5.5% (0.6)% (0.5)%
1,557
(1) 1,558 -
1,558 EEMA 1,556 0.1% 0.1% 0.1%
2,491 247 2,244 24
(b)
2,220 Asia 1,569 58.8% 43.0% 41.5%
519 10 509 - 509 Latin America & Canada 455 14.1% 11.9% 11.9%
6,853 $            387 $       6,466 $               23 $       6,443 $            PMI Total 5,747 $            19.2% 12.5% 12.1%
% Change in Reported Net Revenues
excluding Excise Taxes
2011 2010
% Change in Reported Operating
Companies Income
2011 2010

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Six Months Ended June 30,
($ in millions)
(Unaudited)
(a) Includes the business combination in the Philippines ($23)
(b) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide
Reported
Operating
Companies
Income
Less
Asset
Impairment &
Exit Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset Impairment &
Exit Costs
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
2,286 $            (12) $                  2,298 $         131 $       2,167 $          (1) $                    2,168 $            European Union 2,167 $        - $                                 2,167 $        6.0% - % - %
1,557 (2) 1,559 (1) 1,560 - 1,560 EEMA 1,556 - 1,556 0.2% 0.3% 0.3%
2,491 (2) 2,493 247 2,246 24
(a)
2,222 Asia 1,569 - 1,569 58.9% 43.1% 41.6%
519 (1) 520 10 510 - 510 Latin America & Canada 455 - 455 14.3% 12.1% 12.1%
6,853 $            (17) $                  6,870 $         387 $       6,483 $          23 $                    6,460 $            PMI Total 5,747 $        - $                                 5,747 $        19.5% 12.8% 12.4%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net Revenues
excluding
Excise Taxes &
Currency (b)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Net Revenues
excluding
Excise Taxes,
Currency &
Acquisitions (b)
Adjusted
Operating
Companies
Income Margin
excluding
Currency &
Acquisitions
Adjusted
Operating
Companies
Income
Net Revenues
excluding Excise
Taxes (b)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income Margin
excluding
Currency &
Acquisitions
2,167 $            4,417 $             49.1% 2,168 $          4,417 $              49.1% European Union 2,167 $        4,479 $                         48.4% 0.7 0.7
1,560 3,673 42.5% 1,560 3,673 42.5% EEMA 1,556 3,635 42.8% (0.3) (0.3)
2,246 4,909 45.8% 2,222 4,801 46.3% Asia 1,569 3,996 39.3% 6.5 7.0
510 1,554 32.8% 510 1,554 32.8% Latin America & Canada 455 1,447 31.4% 1.4 1.4
6,483 $            14,553 $           44.5% 6,460 $          14,445 $            44.7% PMI Total 5,747 $        13,557 $                       42.4% 2.1 2.3
2010
2011 2010
2011
% Change in Adjusted Operating
Companies Income

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS
For the Year Ended December 31,
(Unaudited)
2010
Reported Diluted EPS 3.92 $
Adjustments:
Tax items (0.07)
Asset impairment and exit costs 0.02
Adjusted Diluted EPS 3.87 $

2011 Second-Quarter Results July 21, 2011